POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Steele, Paul F. Roye, Jeffrey S. Puretz, and Robert W. Helm, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to PIMCO Funds (formerly Pacific Investment Management Institutional Trust) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




August 27, 1996                                      /s/ William J. Popejoy
                                                     ----------------------
                                                         William J. Popejoy

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Steele, Paul F. Roye, Jeffrey S. Puretz, and Robert W. Helm, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to PIMCO Funds (formerly Pacific Investment Management Institutional Trust) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




August 27, 1996                                      /s/ Guilford C. Babcock
                                                     -----------------------
                                                         Guilford C. Babcock

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Steele, Paul F. Roye, Jeffrey S. Puretz, and Robert W. Helm, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to PIMCO Funds (formerly Pacific Investment Management Institutional Trust) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




August 27, 1996                                      /s/ Thomas P. Kemp
                                                     ------------------
                                                         Thomas P. Kemp

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Steele, Paul F. Roye, Jeffrey S. Puretz, and Robert W. Helm, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to PIMCO Funds (formerly Pacific Investment Management Institutional Trust) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




August 27, 1996                                      /s/ Brent R. Harris
                                                     -------------------
                                                         Brent R. Harris

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Steele, Paul F. Roye, Jeffrey S. Puretz, and Robert W. Helm, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to PIMCO Funds (formerly Pacific Investment Management Institutional Trust) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




August 27, 1996                                      /s/ Vern O. Curtis
                                                     ------------------
                                                         Vern O. Curtis

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Steele, Paul F. Roye, Jeffrey S. Puretz, and Robert W. Helm, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to PIMCO Funds (formerly Pacific Investment Management Institutional Trust) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




August 27, 1996                                      /s/ R. Wesley Burns
                                                     -------------------
                                                         R. Wesley Burns

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Steele, Paul F. Roye, Jeffrey S. Puretz, and Robert W. Helm, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to PIMCO Funds (formerly Pacific Investment Management Institutional Trust) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




August 27, 1996                                      /s/ John P. Hardaway
                                                     --------------------
                                                         John P. Hardaway